Q2 2024 Investor Presentation

Certain comments in this presentation contain certain forward looking statements (as defined in the Securities Exchange Act of 1934 and the regulations thereunder). Forward looking statements are not historical facts but instead represent only the beliefs, expectations or opinions of Home Bancorp, Inc. and its management regarding future events, many of which, by their nature, are inherently uncertain. Forward looking statements may be identified by the use of such words as: “believe”, “expect”, “anticipate”, “intend”, “plan”, “estimate”, or words of similar meaning, or future or conditional terms such as “will”, “would”, “should”, “could”, “may”, “likely”, “probably”, or “possibly.” Forward looking statements include, but are not limited to, financial projections and estimates and their underlying assumptions; statements regarding plans, objectives and expectations with respect to future operations, products and services; and statements regarding future performance. Such statements are subject to certain risks, uncertainties and assumption, many of which are difficult to predict and generally are beyond the control of Home Bancorp, Inc. and its management, that could cause actual results to differ materially from those expressed in, or implied or projected by, forward looking statements. The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward looking statements: (1) economic and competitive conditions which could affect the volume of loan originations, deposit flows and real estate values; (2) the levels of noninterest income and expense and the amount of loan losses; (3) competitive pressure among depository institutions increasing significantly; (4) changes in the interest rate environment causing reduced interest margins; (5) general economic conditions, either nationally or in the markets in which Home Bancorp, Inc. is or will be doing business, being less favorable than expected; (6) political and social unrest, including acts of war or terrorism; (7) we may not fully realize all the benefits we anticipated in connection with our acquisitions of other institutions or our assumptions made in connection therewith may prove to be inaccurate; (8) cyber incidents or other failures, disruptions or security beaches; or (9) legislation or changes in regulatory requirements adversely affecting the business of Home Bancorp, Inc. Home Bancorp, Inc. undertakes no obligation to update these forward looking statements to reflect events or circumstances that occur after the date on which such statements were made. As used in this report, unless the context otherwise requires, the terms “we,” “our,” “us,” or the “Company” refer to Home Bancorp, Inc. and the term the “Bank” refers to Home Bank, N.A., a national bank and wholly owned subsidiary of the Company. In addition, unless the context otherwise requires, references to the operations of the Company include the operations of the Bank. For a more detailed description of the factors that may affect Home Bancorp’s operating results or the outcomes described in these forward-looking statements, we refer you to our filings with the Securities and Exchange Commission, including our annual report on Form 10-K for the year ended December 31, 2023. Home Bancorp assumes no obligation to update the forward-looking statements made during this presentation. For more information, please visit our website www.home24bank.com. Non-GAAP Information This presentation contains financial information determined by methods other than in accordance with generally accepted accounting principles (“GAAP”). The Company's management uses this non-GAAP financial information in its analysis of the Company's performance. In this presentation, information is included which excludes acquired loans, intangible assets, impact of the gain (loss) on the sale of a banking center, the impact of merger-related expenses and one-time tax effects. Management believes the presentation of this non-GAAP financial information provides useful information that is helpful to a full understanding of the Company’s financial position and core operating results. This non-GAAP financial information should not be viewed as a substitute for financial information determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP financial information presented by other companies. | 2 Forward-Looking Statements

Headquarters: Lafayette, LA Ticker: HBCP (NASDAQ) History: • Founded in 1908 • IPO completed October 2008 • Six acquisitions completed since 2010 • 42 locations across Southern Louisiana, Western Mississippi and Houston Highlights: • Total Assets: $3.4 billion at June 30, 2024 • Market Cap: $340 million at July 15, 2024 • Ownership (S&P Global as of July 15, 2024) • Institutional: 43% • Insider/ESOP: 14% | 3 Our Company Total Assets $3.4B Total Loans $2.7B Total Deposits $2.7B

| 4 Our Markets

Quarterly Financial Highlights 1Q 2023 2Q 2023 3Q 2023 4Q 2023 1Q 2024 2Q 2024 Profitability Net income $ 11,320 $ 9,781 $ 9,754 $ 9,385 $ 9,199 $ 8,118 Diluted EPS 1.39 1.21 1.22 1.17 1.14 1.02 ROA 1.43% 1.21% 1.18% 1.13% 1.11% 0.97 % ROE 13.5 11.3 11.0 10.6 10.0 8.8 ROATCE(1) 18.8 15.5 15.2 14.5 13.4 11.7 Efficiency ratio 57.1 62.1 62.9 62.9 64.3 65.8 Provision for loan losses 814 511 351 665 141 1,261 Core pre-provision net income(1) 11,559 10,084 9,820 9,846 9,152 8,868 Balance Sheet Assets $ 3,266,970 $ 3,290,153 $ 3,317,729 $ 3,320,122 $ 3,357,604 $ 3,410,881 Loans 2,466,392 2,510,759 2,569,094 2,581,638 2,621,690 2,661,346 Cash and cash equivalents 107,171 96,873 84,520 75,831 90,475 113,462 Allowance for loan losses (30,118) (30,639) (31,123) (31,537) (31,461) (32,212) Total deposits 2,557,744 2,551,718 2,597,484 2,670,624 2,722,578 2,722,915 TCE Ratio 8.1% 8.1% 8.0% 8.7% 8.8% 8.7 % Loan/Deposit 96.4% 98.4% 98.9% 96.7% 96.3% 97.7 % Per Share Data Share price $ 33.03 $ 33.21 $ 31.87 $ 42.01 $ 38.31 $ 40.01 Book value 41.66 42.22 42.30 45.04 45.73 46.51 Tangible book value(1) 31.09 31.59 31.67 34.45 35.17 35.90 Price / tangible book value per share 106% 105% 101% 122% 109% 111 % Dividend paid $ 0.25 $ 0.25 $ 0.25 $ 0.25 $ 0.25 $ 0.25 (1) See appendix for reconciliation of Non-GAAP items. | 5 (dollars in thousands, except per share data)

H om e B an k To ta l A ss et s ($ in m illi on s) 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 Jun-24 YTD 500 1,000 1,500 2,000 2,500 3,000 3,500 4,000 Statewide Bank - $199 MM Guaranty Savings Bank - $257 MM Britton & Koontz Bank - $301 MM Bank of New Orleans - $346 MM St. Martin Bank & Trust - $597 MM CAGR = 12.8% as of June 30, 2024 | 6 Asset Growth Texan Bank - $416 MM

Profitability 1.27 0.99 1.76 1.07 1.23 1.11 0.97 1.32 1.12 1.04 1.25 1.27 1.10 1.06 GAAP Core pre-provision earnings 2019 2020 2021 2022 2023 1Q 2024 2Q 2024 0.0% 0.2% 0.4% 0.6% 0.8% 1.0% 1.2% 1.4% 1.6% 1.8% 2.0% Return on Average Assets 9.0 7.8 14.4 10.2 11.6 10.0 8.8 9.3 8.9 8.5 11.8 11.9 9.9 9.5 GAAP Core pre-provision earnings 2019 2020 2021 2022 2023 1Q 2024 2Q 2024 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% Return on Average Equity 11.8 10.2 18.0 13.9 16.0 13.4 11.7 11.8 11.1 10.5 15.6 15.9 12.9 12.4 ROATCE Core pre-provision earnings 2019 2020 2021 2022 2023 1Q 2024 2Q 2024 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% 20.0% Return on Tangible Common Equity 63.3 59.1 57.1 62.1 61.2 64.3 65.8 63.5 63.8 64.8 61.2 61.3 64.3 66.2 GAAP Core pre-provision earnings 2019 2020 2021 2022 2023 1Q 2024 2Q 2024 50.0% 55.0% 60.0% 65.0% 70.0% Efficiency Ratio (1) See appendix for reconciliation of Non-GAAP items. (1) | 7

Loan Portfolio (as of June 30, 2024) CRE O.O., 25% C&I, 16% CRE N.O.O., 21% 1-4 Mortgage, 17% C&D, 12% Multifamily, 5% Home Equity, 3% Consumer, 1% Composition Market Diversification Acadiana, 29% New Orleans, 27%Houston, 18% Northshore 14% Baton Rouge, 10% MS, 2% • Total loans - $2.7 billion • 2Q 2024 WAR - 6.28% • 2Q 2024 annualized growth rate - 6% • Houston market - 20% annualized growth rate | 8

Non-Owner Occupied CRE (as of June 30, 2024) | 9 • Average Balance $830K • Approximately 20.7% of total loans • $3.8 million or 0.7% of the N.O.O. portfolio is nonaccrual Retail - Multi-Tenant, 26% Hotel, 20% Office, 15% Warehouse/Industrial, 9% Other, 7% Mixed Use, 7% Retail - Single Tenant, 5% Other Specialty Use, 4% Medical Office, 3% Healthcare, 2% Restaurant/Bar, 2% Office Exposure Zero nonaccrual and criticized loans in office exposure Office Loans Total $80.3 million or 3.0% of total loans Average Office Loan Balance $1.2 million Geographic Exposure 44% 32% 10% 8% 6% Houston Baton Rouge Northshore Acadiana New Orleans

C&D Portfolio (as of June 30, 2024) Lots, Development and Unimproved Land, 24% 1-4 Family Construction, 24% Commercial Construction, 52% Composition | 10 Historic Charge-off (Recovery Rate) Charge-off (recovery) 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 Jun-24 YTD (0.25)% —% 0.25% 0.50% 0.75% 1.00% Total Balance $328.9 million Average Balance $554.4K $782K net charge-offs since 2009 0.1% on Nonaccrual or $296.9K

($ in m illi on s) $1.4 $3.8 $3.7 $(0.7) $2.3 $(0.1) $1.4 $(0.7) $21.1 $29.3 $31.5 $32.2 Dec 2021 Allowance for Texan Bank Acquired PCD Loans Provision for Texan Loan Portfolio Organic Provision Net Charge- offs Dec 2022 Organic Provision Net Charge- offs Dec 2023 Organic Provision Net Charge- offs Jun 2024 $0 $10 $20 $30 $40 2023 (dollars in thousands) 6/30/2023 9/30/2023 12/31/2023 3/31/2024 6/30/2024 Total Loans $ 2,510,759 $ 2,569,094 $ 2,581,638 $ 2,621,690 $ 2,661,346 Total nonperforming loans 12,196 11,949 8,814 20,349 16,818 Total special mention loans 9,511 9,046 7,928 8,578 6,754 Total substandard loans 27,252 31,046 28,168 35,128 32,660 Total criticized loans $ 36,763 $ 40,092 $ 36,096 $ 43,706 $ 39,414 Nonperforming loans / Total loans 0.49% 0.47% 0.34% 0.78% 0.63 % Criticized loans / Total loans 1.46% 1.56% 1.40% 1.67% 1.48 % ALL / Total Loans 1.22% 1.21% 1.22% 1.20% 1.21% 20242021 Changes in ALL | 11 2022

1.16 1.21 1.30 0.77 0.49 0.34 0.31 0.50 1.01 0.72 0.75 0.40 0.28 0.14 0.20 0.37 NPAs / Total Assets Originated NPAs / Total Assets 2017 2018 2019 2020 2021 2022 2023 Jun-24 YTD 0.0% 0.2% 0.4% 0.6% 0.8% 1.0% 1.2% 1.4% 1.6% NPAs / Assets title 0.00 0.15 0.09 0.12 0.09 0.03 0.00 0.06 2017 2018 2019 2020 2021 2022 2023 Jun-24 YTD 0.00% 0.05% 0.10% 0.15% 0.20% Net Charge-offs / YTD Average Loans 57 63 63 165 146 267 304 189 ALL / NPAs 2017 2018 2019 2020 2021 2022 2023 Jun-24 YTD 0% 50% 100% 150% 200% 250% 300% 350% ALL / NPAs 1.74 1.94 1.73 1.03 0.83 0.41 0.52 0.74% 0.82 0.87 1.32 0.74 0.57 0.32 0.36 0.67% Past Due Loans / Loans Originated Past Due / Originated Loans 2017 2018 2019 2020 2021 2022 2023 Jun-24 YTD 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% Loans Past Due Credit Quality Trends | 12

Investment Portfolio | 13 (dollars in millions) Book Value Gain/(loss) Eff. Duration MBS $205 $(25) 4.6 CMBS 156 (11) 2.8 Muni 55 (8) 6.3 CMO 18 (1) 3.7 Agency 19 (1) 2.9 Corp 7 (1) 1.4 Total $460 $(47) 4.0 10 Year Investment Cash Flow 5% 17% 33% 50% 62% 70% 76% 82% 86% 90% Expected Principal Cash Flows (dollars in thousands) Percentage of Cash Flows - Cumulative FYE 2024 FYE 2025 FYE 2026 FYE 2027 FYE 2028 FYE 2029 FYE 2030 FYE 2031 FYE 2032 FYE 2033 $— $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 $80,000 $90,000 —% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% MBS 44.6% CMBS 33.9% Muni 11.9% Agency 4.1% CMO 4.0% Corp 1.5% 12% of total assets 2.4% Q2 yield $46.6 million unrealized loss ~ 10.1% of book value 99.7% AFS $34,000 MV increase in Q2 $9.4 million decline in book value QoQ

Acadiana 54% New Orleans 14% Houston 11% Northshore 10% Mississippi, 7% Baton Rouge, 4% $ in m illi on s 25% 24% 28% 30% 34% 28% 27% 27% 28% 29% 31% 25% 24% 23% 20% 22% 17% 13% 13% 24% 26% 17% 15% 15% 15% 16% 15% 16% 11% 11% 11% 11% 12% 9% 8% Demand deposits NOW Certificates of deposit Money Market Savings Balance 2018 2019 2020 2021 2022 2023 Jun 2024 $1,600 $2,000 $2,400 $2,800 Change (dollars in thousands) 6/30/2023 3/31/2024 6/30/2024 QoQ YoY Demand Deposits $ 816,555 $ 742,177 $ 746,504 $ 4,327 $ (70,051) Savings 261,780 228,047 218,307 (9,740) (43,473) Money Market 363,801 423,521 427,406 3,885 63,605 NOW 645,087 630,962 615,809 (15,153) (29,278) CDs 464,495 697,871 714,889 17,018 250,394 Total Deposits $ 2,551,718 $ 2,722,578 $ 2,722,915 $ 337 $ 171,197 Deposits (as of June 30, 2024) | 14 $32,860 Average deposit size 27% Non-interest bearing deposit composition

Deposits (as of June 30, 2024) | 15 Retail Business Public Broker Total FDIC Insured 46% 18% —% —% 64% Uninsured (1) 7 15 — — 22 Reciprocal — 4 — — 4 Public Funds — — 8 — 8 Brokered Deposits — — — 2 2 Total 53% 37% 8% 2% 100% Cost of Deposits 0.15 0.17 0.23 0.41 0.62 0.93 1.20 1.42 1.52 1.63 0.46 0.42 0.42 0.57 1.38 2.49 3.40 4.01 4.41 4.58 0.20 0.22 0.27 0.44 0.77 1.30 1.84 2.24 2.52 2.69 Non-maturity deposits Certificates of deposit Total interest-bearing deposits 1Q 2022 2Q 2022 3Q 2022 4Q 2022 1Q 2023 2Q 2023 3Q 2023 4Q 2023 1Q 2024 2Q 2024 — 0.25 0.50 0.75 1.00 1.25 1.50 1.75 2.00 2.25 2.50 2.75 3.00 3.25 3.50 3.75 4.00 4.25 4.50 4.75 5.00 (1) Excluding internal accounts, over FDIC limit and not collateralized (2) Total primary funding sources covering uninsured deposits. Funding Availability (in thousands) Q2 2024 FHLB availability $ 1,085,415 Unencumbered investments (book) 68,373 FRB discount window 500 Total primary funding sources $ 1,154,288 Fed fund lines 55,000 Total primary and secondary liquidity $ 1,209,288 Uninsured Deposits(1) Approximately $602 million or 22% of total deposits Coverage of Uninsured Deposits(2) 192%

3.76 4.11 4.38 4.18 3.94 3.75 3.69 3.64 3.66 3.64 3.66 3.69 NIM 2Q 22 3Q 22 4Q 22 1Q 23 2Q 23 3Q 23 4Q 23 1Q 24 2Q 24 Apr- 24 May- 24 Jun- 24 3.60% 4.00% 4.40% 4.80% NIM (TE) 4.94 5.17 5.43 5.67 5.82 5.95 6.08 6.18 6.28 Loan Yield 2Q 22 3Q 22 4Q 22 1Q 23 2Q 23 3Q 23 4Q 23 1Q 24 2Q 24 4.50% 5.00% 5.50% 6.00% 6.50% Yield on Loans 0.25 0.46 0.70 1.33 1.91 2.37 2.62 2.79 2.93 2Q 22 3Q 22 4Q 22 1Q 23 2Q 23 3Q 23 4Q 23 1Q 24 2Q 24 0.0% 1.0% 2.0% 3.0% 4.0% Cost of Interest-Bearing Liabilities Yields | 16 $135 million borrowing under Federal Reserve BTFP at a cost of 4.76% and $45 million Short- term FHLB advances at June 30, 2024 NIM 3.66% for the quarter ended June 2024 1.94% Cost of total deposits for the quarter ended June 2024 MonthQuarter

Rate Shock 1 Year % Change in NII 200 1.7% 100 1.0% (100) (1.6)% (200) (3.2)% % of assets 2019 2023 Q2 2024 Q2 Cash 2% 3% 3% Investments 12% 14% 13% Loans, excluding PPP 78% 76% 81% Other Assets 8% 8% 7% NMD - noninterest-bearing 20% 25% 23% NMD - interest-bearing 45% 39% 38% CDs 18% 14% 22% Total Deposits 83% 78% 83% Borrowings 2% 9% 7% Subordinated Debt —% 2% 2% Other 1% 1% 1% Equity 14% 11% 11% Loan portfolio effective duration ~ 2.2 (based on management estimates) Cost of 2Q2016 - 3Q2019 3Q2019 - 1Q2022 1Q2022 - 2Q2024 Interest-bearing deposits 36% 40% 47% Total deposits 27% 31% 34% Interest-bearing liabilities 33% 40% 48% Funding earning assets 23% 29% 36% Interest Rate Risk Forecasted Change in NII Liability Betas Historical Funding Betas Balance Sheet Composition | 17 Fed Funds Effective Cost of Deposits Cost of Funding Earning Assets Q1- 16 Q2- 16 Q3- 16 Q4- 16 Q1- 17 Q2- 17 Q3- 17 Q4- 17 Q1- 18 Q2- 18 Q3- 18 Q4- 18 Q1- 19 Q2- 19 Q3- 19 Q4- 19 Q1- 20 Q2- 20 Q3- 20 Q4- 20 Q1- 21 Q2- 21 Q3- 21 Q4- 21 Q1- 22 Q2- 22 Q3- 22 Q4- 22 Q1- 23 Q2- 23 Q3- 23 Q4- 23 Q1- 24 Q2- 24 —% 1.00% 2.00% 3.00% 4.00% 5.00% Investment Portfolio effective duration = 4.0 36% of loan portfolio is variable

0.62 0.62 0.62 0.57 0.54 0.44 0.46 0.44 2017 2018 2019 2020 2021 2022 2023 Jun-24 YTD 0.40% 0.45% 0.50% 0.55% 0.60% 0.65% Noninterest Income(1) / Assets 2.79 2.83 2.87 2.53 2.41 2.51 2.52 2.56 2017 2018 2019 2020 2021 2022 2023 Jun- 24 YTD 2.00% 2.50% 3.00% 3.50% Noninterest Expense(1) / Assets (1) Excludes non-core items. See appendix for reconciliation of non-GAAP items. (dollars in thousands) 2Q 2023 3Q 2023 4Q 2023 1Q 2024 2Q 2024 Service fees and charges $ 1,230 $ 1,277 $ 1,235 $ 1,254 $ 1,239 Bank card fees 1,715 1,903 1,646 1,575 1,751 Gain on sale of loans 26 687 46 87 126 Loss on sale of assets, net (3) — (7) 6 (2) Other 480 532 558 627 641 Total noninterest income $ 3,448 $ 4,399 $ 3,478 $ 3,549 $ 3,755 (dollars in thousands) 2Q 2023 3Q 2023 4Q 2023 1Q 2024 2Q 2024 Compensation $ 12,601 $ 12,492 $ 11,401 $ 12,170 $ 12,788 Data processing 2,132 2,496 2,423 2,514 2,555 Occupancy 2,447 2,410 2,467 2,454 2,603 Provision for unfunded 151 — 140 — (134) Other 3,628 3,940 4,173 3,730 3,996 Total noninterest expense $ 20,959 $ 21,338 $ 20,604 $ 20,868 $ 21,808 Noninterest expense excl. provision for unfunded $ 20,808 $ 21,338 $ 20,464 $ 20,868 $ 21,942 Noninterest Income & Expense | 18

$0.41 $0.55 $0.71 $0.84 $0.88 $0.91 $0.93 $1.00 $0.75 Q1 Q2 Q3 Q4 2016 2017 2018 2019 2020 2021 2022 2023 2024 $0.00 $0.50 $1.00 $1.50 Dividends Per Share 25.16 27.22 29.60 34.00 29.57 29.20 34.45 35.9025.39 27.15 29.00 33.92 31.16 33.95 38.30 40.07 Tangible book value Tangible book value excluding AOCI 2018 2019 2020 2021 March 2022 2022 2023 June 2024 $20 $25 $30 $35 $40 Tangible Book Value Share Repurchase Activity Year # Shares Average Price Cash Utilized 2018 30,887 $ 38.66 $ 1,194,061 2019 419,498 36.82 15,444,895 2020 530,504 26.41 14,011,605 2021 246,012 36.18 8,900,409 2022 288,350 39.30 11,333,399 2023 164,272 32.01 5,257,822 2024 (as of 7/15/2024) 118,161 37.57 4,439,670 Total 1,797,684 $ 33.70 $ 60,581,861 Capital | 19 ~ 318,285 shares remaining in current plans as of July 15, 2024 New Share Repurchase Plan approved 405,000 14% Shares repurchased since 2017 8.6% CAGR TBV / share, excluding AOCI since 2018 Cash acquisition - Texan Bank Cash dividend of $0.25 per share payable on August 09, 2024 * *payable in August 2024

9.7 9.8 10.4 11.0 11.2 11.2 13.9 14.7 12.4 13.0 13.2 13.2 15.2 15.9 13.6 14.2 14.4 14.4 Tier 1 leverage capital Common equity tier 1 Total risk-based capital 2020 2021 2022 2023 1Q 2024 2Q 2024 0% 5% 10% 15% 20% Capital Ratios (Bank only) Capital | 20 Home Bank, N.A. Home Bancorp, Inc. As Reported Including AOCI Losses (1) As Reported Including AOCI Losses (1) Common Equity Tier 1 capital 13.2% 11.9% 11.6% 10.4% Tier 1 risk based capital 13.2% 11.9% 11.6% 10.4% Total risk based capital 14.4% 13.2% 14.7% 13.5% Tier 1 leverage capital 11.2% 10.2% 9.9% 8.8% (1) Assumes AOCI adjustments related to market valuations on securities and interest rate derivatives are included for regulatory capital calculations. Regulatory Capital and Adjusted Capital as of 6/30/2024

Investment Perspective | 21

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1Q 2023 2Q 2023 3Q 2023 4Q 2023 1Q 2024 2Q 2024 Total shareholders' equity $ 345,100 $ 346,117 $ 345,332 $ 367,444 $ 372,285 $ 375,830 Less: intangible assets 87,527 87,138 86,749 86,372 86,019 85,690 Non-GAAP tangible shareholders' equity $ 257,573 $ 258,979 $ 258,583 $ 281,072 $ 286,266 $ 290,140 Reported net income $ 11,320 $ 9,781 $ 9,754 $ 9,385 $ 9,199 $ 8,118 Add: amortization CDI, net tax 352 307 307 298 279 261 Non-GAAP tangible net income $ 11,672 $ 10,088 $ 10,061 $ 9,683 $ 9,478 $ 8,379 Return on average equity 13.5% 11.3% 11.0% 10.6% 10.0% 8.8 % Add: intangible assets 5.3 4.2 4.2 3.9 3.4 2.9 Non-GAAP return on tangible common equity 18.8% 15.5% 15.2% 14.5% 13.4% 11.7 % Book value per share $ 41.66 $ 42.22 $ 42.30 $ 45.04 $ 45.73 $ 46.51 Less: intangible assets 10.57 10.63 10.63 10.59 10.56 10.61 Non-GAAP tangible book value per share $ 31.09 $ 31.59 $ 31.67 $ 34.45 $ 35.17 $ 35.90 Reported net income $ 11,320 $ 9,781 $ 9,754 $ 9,385 $ 9,199 $ 8,118 Less: PPP loan income 26 24 23 22 22 20 Less: gain (loss) on sale of assets (17) (3) — (7) 6 (2) Less: gain (loss) on sale of securities (249) — — — — — Less: loan discount accretion 668 647 634 583 525 490 Add: provision for loan losses 814 511 351 665 141 1,261 Add: provision (reversal) for credit losses on unfunded commitments 210 151 — 140 — (134) Add: CDI amortization 446 389 389 377 353 330 Add: One-time recovery of foreclosed asset (739) — — — — — Total non-core items, net of taxes 239 303 66 461 (47) 750 Core pre-provision net income (1) $ 11,559 $ 10,084 $ 9,820 $ 9,846 $ 9,152 $ 8,868 Appendix (non-GAAP reconciliation) | 23 (dollars in thousands, except per share data)

2019 2020 2021 2022 2023 Jun-24 YTD Total shareholders' equity $ 316,329 $ 321,842 $ 351,903 $ 329,954 $ 367,444 $ 375,830 Less: intangible assets 64,472 63,112 61,949 87,973 86,372 85,690 Non-GAAP tangible shareholders' equity $ 251,857 $ 258,730 $ 289,954 $ 241,981 $ 281,072 $ 290,140 Reported net income $ 27,932 $ 24,765 $ 48,621 $ 34,072 $ 40,240 $ 17,317 Add: amortization CDI, net tax 1,251 1,074 919 1,266 1,264 540 Non-GAAP tangible income $ 29,183 $ 25,839 $ 49,540 $ 35,338 $ 41,504 $ 17,857 Return on average equity 9.0% 7.8% 14.4% 10.2% 11.6% 9.4 % Add: intangible assets 2.8 2.4 3.6 3.7 4.4 3.2 Non-GAAP return on tangible common equity 11.8% 10.2% 18.0% 13.9% 16.0% 12.6 % Originated loans $ 1,251,201 $ 1,625,139 $ 1,593,769 $ 1,961,425 $ 2,169,500 $ 2,273,117 Acquired loans 463,160 354,815 246,324 469,325 412,138 388,229 Total loans $ 1,714,361 $ 1,979,954 $ 1,840,093 $ 2,430,750 $ 2,581,638 $ 2,661,346 Originated NPAs $ 16,421 $ 10,353 $ 8,348 $ 4,489 $ 6,518 $ 12,611 Acquired NPAs 12,121 9,628 6,116 6,487 3,871 4,438 Total NPAs $ 28,542 $ 19,981 $ 14,464 $ 10,976 $ 10,389 $ 17,049 Originated past due loans $ 16,541 $ 12,070 $ 9,071 $ 6,215 $ 7,864 $ 15,148 Acquired past due loans 13,098 8,335 6,146 3,683 5,569 4,600 Total past due loans $ 29,639 $ 20,405 $ 15,217 $ 9,898 $ 13,433 $ 19,748 Average assets $ 2,198,483 $ 2,491,612 $ 2,765,878 $ 3,178,862 $ 3,262,820 $ 3,350,545 Less: average PPP loans — 169,665 169,149 15,691 5,997 5,274 Average assets excluding PPP loans $ 2,198,483 $ 2,321,947 $ 2,596,729 $ 3,163,171 $ 3,256,823 $ 3,345,271 Appendix (non-GAAP reconciliation) | 24 (dollars in thousands)

2019 2020 2021 2022 2023 Jun-24 YTD Reported noninterest income $ 14,415 $ 14,305 $ 16,271 $ 13,885 $ 14,636 $ 7,304 Less: BOLI benefit 1,194 — 1,717 — — — Less: gain (loss) on sale of securities — — — — (249) — Less: gain (loss) on sale of assets (347) — (504) 26 (27) 4 Non-GAAP noninterest income $ 13,568 $ 14,305 $ 15,058 $ 13,859 $ 14,912 $ 7,300 Reported noninterest expense $ 63,605 $ 62,981 $ 66,982 $ 81,909 $ 82,841 $ 42,676 Less: lease termination 291 — — — — — Less: severance pay 287 — — — — — Less: one-time foreclosed asset recovery — — — — 739 — Less: merger-related expenses — — 299 1,971 — — Non-GAAP noninterest expense $ 63,027 $ 62,981 $ 66,683 $ 79,938 $ 82,102 $ 42,676 Reported net income $ 27,932 $ 24,765 $ 48,621 $ 34,072 $ 40,240 $ 17,317 Less: PPP loan income — 5,895 13,208 1,359 95 42 Less: Write of FDIC loss share receivable (680) — — — — — Less: BOLI benefit 1,194 — 1,717 — — — Less: gain (loss) on sale of assets (347) — (504) 26 (27) 4 Less: gain (loss) on sale of securities — — — — (249) — Less: loan discount accretion 3,503 4,097 2,361 2,933 2,532 1,015 Add: provision (reversal) for loan losses 3,014 12,728 (10,161) 7,489 2,341 1,402 Add: provision for credit losses on unfunded commitments — — 390 278 501 (134) Add: CDI amortization 1,583 1,360 1,163 1,602 1,601 683 Add: lease termination 291 — — — — — Add: severance pay 287 — — — — — Add: one-time foreclosed asset recovery — — — — (739) — Add: merger-related expenses — — 299 1,971 — — Non-core items, net of taxes 1,189 3,236 (19,822) 5,547 1,069 703 Core pre-provision net income (1) $ 29,121 $ 28,001 $ 28,799 $ 39,619 $ 41,309 $ 18,020 (1) Core pre-provision net income - removes the impact of one time items, PPP income, provision for credit losses, loan discount accretion and CDI. Appendix (non-GAAP reconciliation) | 25 (dollars in thousands)

2018 2019 2020 2021 1Q2022 2022 2023 1Q2024 Jun-24 YTD Total shareholders' equity $ 304,040 $ 316,329 $ 321,842 $ 351,903 $ 337,504 $ 329,954 $ 367,444 $ 372,285 $ 375,830 Less: intangible assets 66,055 64,472 63,112 61,949 87,569 87,973 86,372 86,019 85,690 Non-GAAP tangible shareholders' equity $ 237,985 $ 251,857 $ 258,730 $ 289,954 $ 249,935 $ 241,981 $ 281,072 $ 286,266 $ 290,140 Less: AOCI (2,206) 692 5,274 744 (13,465) (39,307) (31,382) (33,501) (33,697) Non-GAAP tangible shareholders' equity AOCI adjusted $ 240,191 $ 251,165 $ 253,456 $ 289,210 $ 263,400 $ 281,288 $ 312,454 $ 319,767 $ 323,837 Shares Outstanding 9,459,050 9,252,418 8,740,104 8,526,907 8,453,014 8,286,084 8,158,281 8,140,380 8,081,344 Book value per share $ 32.14 $ 34.19 $ 36.82 $ 41.27 $ 39.93 $ 39.82 $ 45.04 $ 45.73 $ 46.51 Less: intangible assets 6.98 6.97 7.22 7.27 10.36 10.62 10.59 10.56 10.61 Non-GAAP tangible book value per share $ 25.16 $ 27.22 $ 29.60 $ 34.00 $ 29.57 $ 29.20 $ 34.45 $ 35.17 $ 35.90 Less: AOCI (0.23) 0.07 0.60 0.08 (1.59) (4.75) (3.85) (4.11) (4.17) Non-GAAP tangible book value per share AOCI adjusted $ 25.39 $ 27.15 $ 29.00 $ 33.92 $ 31.16 $ 33.95 $ 38.30 $ 39.28 $ 40.07 Appendix (non-GAAP reconciliation) | 26 (dollars in thousands except for per share data) )